UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                     October 28, 2004

CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION

(Formerly BANK ONE, DELAWARE, NATIONAL ASSOCIATION)

(Depositor into the Issuers described herein)

FIRST USA CREDIT CARD MASTER TRUST

(Issuer of the First USA Collateral Certificate)

CHASE CREDIT CARD MASTER TRUST

(Issuer of the Chase Collateral Certificate)

CHASE ISSUANCE TRUST

(Formerly BANK ONE ISSUANCE TRUST)

(Issuer of the Notes)

(Exact name of registrant as specified in its charter)

Laws of the United States	333-118423	22-2382028

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

Chase Manhattan Bank USA, National Association White Clay Center Building 200 Route 273 Newark, Delaware		19711

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code                     (302) 575-5000

BANK ONE ISSUANCE TRUST

201 North Walnut Street, Wilmington, Delaware 19801

(Commission File Number 333-67076)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01     Other Events

On November 4, 2004 and November 9, 2004 the Chase Issuance Trust, a Delaware statutory business trust (the “Trust”) and Chase Manhattan Bank USA, National Association (formerly Bank One, Delaware, National Association) (the “Bank”), completed the securitization of approximately $1,500,000,000 of credit card receivables. The securitization consists of $350,000,000 Class A(2004-8) notes and $1,150,000,000 Class A(2004-9) notes.

The Class A(2004-8) notes and Class A(2004-9) notes are part of a series of notes called the CHASEseries. The CHASEseries will consist of Class A notes, Class B notes and Class C notes. The Class A(2004-8) notes and Class A(2004-9) notes are a tranche of the Class A notes of the CHASEseries.

The Bank services the receivables that are included in the securitization and will continue to service the accounts associated with such receivables following the securitization.

Section 9 - Financial Statements and Exhibits

Item 9.01    Financial Statement and Exhibits.

The	following exhibits are filed as a part of this report:

(1.1a)	Class A(2004-8) Underwriting Agreement of Chase Issuance Trust, dated as of October 28, 2004, between Chase Manhattan Bank USA, National Association and J.P. Morgan Securities Inc., as Representative of the Underwriters set forth therein.

(1.1b)	Class A(2004-8) Underwriting Terms Agreement, dated October 28, 2004, between Chase Manhattan Bank USA, National Association and J.P. Morgan Securities Inc., as Representative of the Underwriters set forth therein.

(1.2a)	Class A(2004-9) Underwriting Agreement of Chase Issuance Trust, dated as of November 4, 2004, between Chase Manhattan Bank USA, National Association and J.P. Morgan Securities Inc., as Representative of the Underwriters set forth therein.

(1.2b)	Class A(2004-9) Underwriting Terms Agreement, dated November 4, 2004, between Chase Manhattan Bank USA, National Association and J.P. Morgan Securities Inc., as Representative of the Underwriters set forth therein.

(4.1)	Class A(2004-8) Terms Document, dated as of November 4, 2004, between Chase Issuance Trust, as Issuer and Wells Fargo Bank, National Association, as Indenture Trustee and Collateral Agent.

(4.2)	Class A(2004-9) Terms Document, dated as of November 9, 2004, between Chase Issuance Trust, as Issuer and Wells Fargo Bank, National Association, as Indenture Trustee and Collateral Agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION as Depositor, Transferor and Servicer of the First USA Credit Card Master Trust, the Chase Credit Card Master Trust and the Chase Issuance Trust

By:	/s/ Patricia Garvey
Name: Patricia Garvey
Title: Vice President

Date: November 19, 2004